Exhibit 10.05

Deed

Specific Security Agreement (Shares)

Discovery Energy Corp.

DEC Funding LLC

ANZ Tower 161 Castlereagh Street Sydney NSW 2000 Australia GPO Box 4227 Sydney NSW 2001 Australia	T +61 2 9225 5000 F +61 2 9322 4000 herbertsmithfreehills.com DX 361 Sydney

Contents

	Table of contents

1	Definitions, interpretation and deed components		2

	1.1	Definitions	2
	1.2	Interpretation	6
	1.3	Interpretation of inclusive expressions	8
	1.4	Business Day	8
	1.5	Incorporated definitions	8
	1.6	Deed components	8

2	Mortgage		8

	2.1	Security interest	8
	2.2	Priority	8
	2.3	Authorisation	9

3	Discharge of the Mortgage		9

	3.1	Discharge	9
	3.2	Final discharge	9

4	Representations and warranties		9

	4.1	Representations and warranties	9
	4.2	Survival of representations and warranties	10
	4.3	Reliance	10

5	Undertakings of the Grantor		10

	5.1	Dividends and voting	10
	5.2	Proxies and authorised representatives	11
	5.3	Exceptional Distributions	11
	5.4	Controlled Account	11
	5.5	Distributions	12
	5.6	Other Additional Rights	12
	5.7	Performance under the Finance Documents	12
	5.8	Notices to the Secured Party	13
	5.9	Negative pledge	13
	5.10	Further assurances	13
	5.11	Title Documents for Certificated Securities	13
	5.12	Irrevocable direction for Certificated Securities	14
	5.13	Perfection, registration and protection of security	14
	5.14	Term of undertakings	15

6	Enforcement		15

	6.1	When enforceable	15
	6.2	Assistance in realisation	15
	6.3	Postponing or delaying realisation or enforcement	16

7	Receiver		16

	7.1	Appointment of Receiver	16
	7.2	Agency of Receiver	16
	7.3	Powers of Receiver	16
	7.4	Nature of Receiver’s Powers	18
	7.5	Status of Receiver after commencement of winding up	18

Specific Security Agreement (Shares) Contents 1

Contents

	7.6	Powers exercisable by the Secured Party	18
	7.7	Set off	19
	7.8	Notice of exercise of rights	19
	7.9	Termination of receivership and possession	19

8	Application and receipts of money		19

	8.1	Order of application	19
	8.2	Money actually received	20
	8.3	Amounts contingently due	20
	8.4	Notice of an Encumbrance	20
	8.5	Secured Party’s statement of indebtedness	21
	8.6	Secured Party’s receipts	21
	8.7	Conversion of currencies on application	21
	8.8	Amounts payable on demand	21

9	Power of Attorney		22

	9.1	Appointment of Attorney	22
	9.2	Purposes of appointment	22
	9.3	Exercise after Event of Default	22
	9.4	Delegation and substitution	22

10	Protection		23

	10.1	Protection of third parties	23
	10.2	Protection of the Secured Party, Receiver and Attorney	23

11	Saving provisions		23

	11.1	Statutory powers	23
	11.2	No notice required unless mandatory	24
	11.3	Continuing security	24
	11.4	No merger of security	24
	11.5	Exclusion of moratorium	24
	11.6	Exclusion of PPSA provisions	25
	11.7	Conflict	25
	11.8	Consent of Secured Party	25
	11.9	Completion of blank securities	25
	11.10	Principal obligations	26
	11.11	No obligation to marshal	26
	11.12	Non-avoidance	26
	11.13	Increase in financial accommodation	26

12	General		26

	12.1	Confidential information	26
	12.2	Performance by Secured Party of the Grantor’s obligations	27
	12.3	Grantor to bear cost	27
	12.4	Notices	27
	12.5	Governing law and jurisdiction	27
	12.6	Prohibition and enforceability	27
	12.7	Waivers	27
	12.8	Variation	28
	12.9	Cumulative rights	28
	12.10	Assignment	28
	12.11	Counterparts	28
	12.12	Attorneys	28

Specific Security Agreement (Shares) Contents 2

Contents

Schedules

Schedule 1
Notice details	30

Schedule 2
Notice of lodgment of Deposit Documents	31

Schedule 3
Irrevocable direction from Grantor	32

Signing page	33

Herbert Smith Freehills owns the copyright in this document and using it without permission is strictly prohibited.

Specific Security Agreement (Shares) Contents 3

Specific Security Agreement (Shares)

Date ► 27 May 2016

Between the parties

Grantor	Discovery Energy Corp. of One Riverway Drive, Suite 1700, Houston, Texas 77056 (Discovery)

Secured Party	DEC Funding LLC Company number 802464276 (Texas) c/o Avista Capital Partners, 1000 Louisiana Street, Suite 3700, Houston, Texas 77002 (DEC)

Recitals

1    The Grantor is the legal and beneficial owner of the Mortgaged Property.

2    The Grantor has agreed to grant a security interest in the Mortgaged Property to the Secured Party to secure the payment of the Secured Moneys.

This deed witnesses	that, for valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

Specific Security Agreement (Shares) page 1

1	Definitions, interpretation and deed components

1.1	Definitions

The meanings of the terms used in this deed are set out below.

Term	Meaning

Additional Rights

all present and future rights and property interests attaching to or arising out of or otherwise in respect of the holding of an interest in the Shares including:

1    any Distributions paid or payable, any bonus shares or other Marketable Securities issued, and any rights to take up Marketable Securities, in respect of the Shares;

2    any proceeds of, or from the disposal of or other dealing with, any Shares;

3    any rights or Marketable Security resulting from the conversion, consolidation, subdivision, redemption, cancellation, reclassification or forfeiture of any Share;

4    any in specie distribution in respect of any Shares; and

5    rights consequent upon a reduction of capital, buy back, liquidation or scheme or arrangement,

and any present or future rights and property interests attaching to or arising out of or otherwise in respect of any interest in any of the property specified in items 1 to 5 inclusive of this definition.

Australian Guarantee	the document entitled ‘Deed of Guarantee and Indemnity’ between the Guarantor and the Secured Party dated on or about the date of this deed.

Australian Security Agreement	the document entitled ‘General Security Deed’ between the Guarantor and the Secured Party dated on or about the date of this deed.

Attorney	an attorney appointed under any Finance Document.

Business Day

1    for the purposes of clause 12.4, a day on which banks are open for business in the city where the notice or other communication is received excluding a Saturday, Sunday or public holiday; and

2    for all other purposes, a day on which banks are open for business in New York excluding a Saturday, Sunday or public holiday.

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1 Definitions, interpretation and deed components

Term	Meaning

Certificated Security	a Marketable Security title to which is evidenced by a Title Document.

Collateral Security	any present or future Encumbrance, Guarantee or other document or agreement created or entered into by a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.

Controlled Account	a bank account opened by the Grantor in accordance with clause 5.4.

Corporations Act	the Corporations Act 2001 (Cth).

Deposit Document	in respect of the Guarantor, the Title Documents in respect of the relevant Marketable Securities in it.

Designated Bank	the bank with which the Controlled Account is maintained.

Distribution	any money owing now or in the future in respect of the Mortgaged Property and includes a cash dividend or other monetary distribution whether of an income or capital nature.

Event of Default	an Event of Default as defined in the Principal Agreement and any other event of default (however described) under, or as defined in, any Finance Document.

Exceptional Distribution	a Distribution of the following kind: 1 a reduction of capital; 2 a buy-back of shares under a buy-back scheme or otherwise; or 3 any Distribution under a scheme of arrangement.

Finance Document	1 this deed; 2 each Collateral Security; 3 the Principal Agreement;

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1 Definitions, interpretation and deed components

Term	Meaning

4    the Australian Guarantee;

5    the Australian Security Agreement;

6    the US Security Agreement;

7    the Securities Purchase Agreement;

8    any other Finance Document as defined in the Principal Agreement;

9    any document which the Grantor and the Secured Party agree, now or in the future, is a Finance Document for the purposes of this deed,

or any document or agreement entered into or given under any of the above.

Guarantor	Discovery Energy SA Pty Ltd, ABN 89 158 204 052

Marketable Securities

1    marketable securities as defined in section 9 of the Corporations Act;

2    any option or right in respect of an unissued share;

3    any convertible note; and

4    any instrument or security which is a combination of any of the above.

Mortgage	the security created or expressed to be created by this deed.

Mortgaged Property

all of the Grantor’s present and future interest in:

1    the Shares;

2    the Additional Rights;

3    the Controlled Account and any chose in action in respect of the Controlled Account; and

4    any cash or other assets deposited by the Grantor at any time with or at the direction of the Secured Party under clause Error! Reference source not found..

Permitted Encumbrance	has the same meaning as Permitted Lien in the Principal Agreement.

Power	any right, power, authority, discretion or remedy conferred on the Secured Party, Receiver or an Attorney by any Finance Document or any applicable law.

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1 Definitions, interpretation and deed components

Term	Meaning

PPSA	the Personal Property Securities Act 2009 (Cth).

Principal Agreement	the terms of the Senior Secured Convertible Debentures issued by the Grantor to the Secured Party on 27 May 2016.

Receiver	a receiver or receiver and manager appointed under this deed.

Related Corporation	a related body corporate as defined in section 9 of the Corporations Act.

Relevant Corporation	any company, corporation, body corporate or other entity whose Marketable Securities form part of the Mortgaged Property.

Secured Moneys

all debts and monetary liabilities of the Grantor to the Secured Party under or in relation to any Finance Document and in any capacity and irrespective of whether the debts or liabilities:

1    are present or future;

2    are actual, prospective, contingent or otherwise;

3    are at any time ascertained or unascertained;

4    are owed or incurred by or on account of the Grantor alone, or severally or jointly with any other person;

5    are owed to or incurred for the account of the Secured Party alone, or severally or jointly with any other person;

6    are owed to any other person as agent (whether disclosed or not) for or on behalf of the Secured Party;

7    are owed or incurred as principal, interest, fees, charges, Taxes, damages (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

8    are owed to or incurred for the account of the Secured Party directly or as a result of:

•    the assignment and transfer to the Secured Party of any debt or liability of the Grantor; or

•    any other dealing with any such debt or liability;

9    are owed to or incurred for the account of the Secured Party before the date of this deed or before the date of any assignment of this deed to the Secured Party by any other person or otherwise; or

10  comprise any combination of the above.

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1 Definitions, interpretation and deed components

Term	Meaning

Securities Purchase Agreement	the purchase agreement for the Senior Secured Convertible Debentures dated 27 May 2016 between the Grantor and the Secured Party.

Security Agreement	the security agreement for the Senior Secured Convertible Debentures dated 27 May 2016 between the Grantor and the Secured Party.

Security Value	the value attributed to the Marketable Securities by the Secured Party in its absolute discretion.

Shares	any Marketable Security registered in the name of the Grantor in the Guarantor in respect of which the Deposit Document is deposited by the Grantor with the Secured Party for the purposes of this deed.

Title Document	any original, duplicate or counterpart certificate or document evidencing title or ownership of an asset including, but not limited to, any contract note, entitlement notice, marked transfer or share certificate.

Transaction Party	1 the Grantor; or 2 the Guarantor.

US Security Agreement	the security agreement for the Senior Secured Convertible Debentures dated 27 May 2016 between the Grantor, all of the Grantor’s subsidiaries and the Secured Party.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person or entity includes any body corporate, partnership, trust, joint venture or other association, or any Governmental Agency as well as an individual.

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1 Definitions, interpretation and deed components

(f)	A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed.

(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(j)	A reference to a party to a document includes that party’s successors and permitted assignees.

(k)	A promise on the part of 2 or more persons binds them jointly and severally.

(l)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(m)	A reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits.

(n)	A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(o)	A reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind.

(p)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(q)	A reference to a body, other than a party to this deed (including an institute, association or authority), whether statutory or not:

(1)	which ceases to exist; or

(2)	whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(r)	References to time are to New York time.

(s)	Where this deed confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.

(t)	A reference to drawing, accepting, endorsing or other dealing with a bill refers to drawing, accepting, endorsing or dealing within the meaning of the Bills of Exchange Act 1909 (Cth).

(u)	An Event of Default is ‘continuing’ or ‘subsisting’ if it has not been:

(1)	remedied to the satisfaction of the Secured Party before a Power relating to that Event of Default is exercised; or

(2)	waived by the Secured Party in accordance with this deed.

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2 Mortgage

1.3	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.4	Business Day

Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the next Business Day.

1.5	Incorporated definitions

A word or phrase (other than one defined in clause 1.1) defined in the Principal Agreement has the same meaning in this deed.

1.6	Deed components

This deed includes any schedule.

2	Mortgage

2.1	Security interest

(a)	The Grantor as beneficial owner grants a security interest in the Mortgaged Property to the Secured Party to secure payment of the Secured Moneys.

This security interest is a mortgage.

(b)	A security interest in specific Shares and other related Mortgaged Property is only created under this deed when the Grantor deposits with the Secured Party:

(1)	a certified copy of the Deposit Documents in respect of Guarantor which has issued those Shares; and

(2)	a notice in the form of, and completed in accordance with, Schedule 2 signed by the Grantor stating that those Deposit Documents are lodged with the Secured Party for the purposes of this deed, whereupon a security interest in those Shares and related Mortgaged Property is created.

2.2	Priority

(a)	The parties intend that the Mortgage take priority over all other Encumbrances and other interests in the Mortgaged Property at any time other than any Permitted Encumbrance mandatorily preferred by law.

(b)	Nothing in this deed will be construed as an agreement by the Secured Party to subordinate the Mortgage to any other Encumbrance or interest affecting the Mortgaged Property at any time.

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3 Discharge of the Mortgage

2.3	Authorisation

The Grantor must ensure that it obtains all Authorisations necessary to permit the grant of the Mortgage in respect of any asset before it acquires any rights in that asset.

3	Discharge of the Mortgage

3.1	Discharge

Subject to clause 3.2, at the written request of the Grantor, the Secured Party must discharge the Mortgage if:

(a)	the Secured Moneys have been paid in full; and

(b)	the Grantor and each other Transaction Party has fully observed and performed its respective obligations under this deed and each other Finance Document.

3.2	Final discharge

(a)	The Secured Party is not obliged to discharge the Mortgage under clause 3.1 if, at the time the requirements of clause 3.1 are satisfied, the Secured Party is of the opinion (acting reasonably) that the Grantor or any other Transaction Party owes further Secured Moneys contingently or otherwise to the Secured Party.

(b)	Clause 3.2(a) overrides any other clause to the contrary in this deed.

4	Representations and warranties

4.1	Representations and warranties

The Grantor represents and warrants to and for the benefit of the Secured Party that:

(a)	representations true: each of its representations and warranties contained in the Finance Documents is correct and not misleading when made or repeated;

(b)	legal and beneficial owner:

(1)	it is the legal and beneficial owner of the Mortgaged Property and

(2)	on it acquiring any property forming part of the Mortgaged Property, it will be the legal and beneficial owner of that property

(c)	no other interests:

(1)	there is no Encumbrance over any of the Mortgaged Property other than an Encumbrance created by a Finance Document and a Permitted Encumbrance;

(2)	no person other than the Secured Party holds or has the benefit of an Encumbrance or other interest in the Mortgaged Property other than under a Permitted Encumbrance; and

(3)	there is no agreement, filing or registration that would enable another person to obtain a priority over the Mortgage which is inconsistent with the priority contemplated by the Mortgage;

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5 Undertakings of the Grantor

(d)	Security:

(1)	this deed creates the Encumbrance purported to be created by it over the assets purported to be encumbered by it; and

(2)	the Mortgage has been or, in the case of after-acquired property (as defined in the PPSA) subject to the Mortgage on its acquisition, will be perfected; and

(3)	the Mortgage has the priority contemplated by this deed;

(e)	securities fully paid: all Marketable Securities forming part of the Mortgaged Property are, or upon acquisition will be, fully paid;

(f)	registers: the share register and any branch register for each Relevant Corporation:

(1)	is located in Australia on the date of this deed; and

(2)	will be located in Australia on the date on which the security interest created under this deed attaches to the Mortgaged Property;

(g)	no further securities: the equity capital in each Relevant Corporation is as notified to the Secured Party in writing before, or at the same time as, the Mortgage is given, and there is no agreement, arrangement or understanding under which further Marketable Securities with rights of conversion to shares in a Relevant Corporation may be issued to any person; and

(h)	Finance Documents representations and warranties: to the extent not already provided by this clause 4, any representations and warranties made by the Grantor in the Finance Documents are taken to be made again for the purposes of this deed.

4.2	Survival of representations and warranties

The representations and warranties in clause 4.1 survive the execution of this deed.

4.3	Reliance

(a)	The Grantor acknowledges that it has not entered into this deed or any other Finance Document in reliance on any representation, warranty, promise or statement made by or on behalf of the Secured Party or of any person on behalf of the Secured Party.

(b)	The Grantor acknowledges that the Secured Party has entered into each Finance Document in reliance on the representations and warranties given by the Grantor under this deed.

5	Undertakings of the Grantor

5.1	Dividends and voting

(a)	Until an Event of Default occurs:

(1)	the Grantor may receive all Distributions, other than Exceptional Distributions, in respect of the Mortgaged Property; and

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5 Undertakings of the Grantor

(2)	the Grantor may exercise all voting powers in respect of the Mortgaged Property,

without the need for any consent or direction from the Secured Party.

(b)	The Grantor must not, exercise any voting powers in respect of the Mortgaged Property under clause 5.1(a)(2) in any way which might adversely affect the value of the Mortgaged Property.

(c)	If an Event of Default occurs, the rights of the Grantor under clause 5.1(a) immediately cease and the Secured Party, Receiver or Attorney is entitled to receive all Distributions and exercise all voting powers in respect of the Mortgaged Property to the exclusion of the Grantor.

5.2	Proxies and authorised representatives

(a)	The Grantor must not:

(1)	appoint any proxy in respect of the Mortgaged Property without the prior written consent of the Secured Party;

(2)	appoint any authorised representative under section 250D of the Corporations Act or any attorney in respect of the Mortgaged Property without the prior written consent of the Secured Party.

(b)	The Grantor must ensure that any proxy, authorised representative or attorney:

(1)	complies with any conditions specified by the Secured Party in respect of the appointment of the proxy, authorised representative or attorney; and

(2)	complies with the Finance Documents.

5.3	Exceptional Distributions

The Grantor must promptly after receipt pay all Exceptional Distributions to the Secured Party.

5.4	Controlled Account

(a)	The Secured Party may require the Grantor to promptly after being requested to do so by the Secured Party open and maintain a bank account at a bank and branch approved by the Secured Party on terms that:

(1)	nominated Officers of the Secured Party must be signatories to the Controlled Account;

(2)	no withdrawals can be made from the Controlled Account without the signature of one of those Officers;

(3)	funds may be disposed of from the Controlled Account at the direction of the Secured Party without further consent by the Grantor; and

(4)	depositing an amount in the Controlled Account will not result in any person coming under a present liability (within the meaning of section 341(3)(d) of the PPSA) to pay:

•	the Grantor; or

•	a Related Corporation of the Grantor.

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5 Undertakings of the Grantor

(b)	If the Secured Party is not the Designated Bank, the Grantor must cause the Designated Bank to enter into an agreement between the Designated Bank, the Grantor and the Secured Party in form and substance satisfactory to the Secured Party in which the Designated Bank agrees that:

(1)	it will comply with and give effect to the terms set out in clause 5.4(a);

(2)	it has no Encumbrance or other interest in the Controlled Account and it waives all rights of set-off and combination in respect of the Controlled Account; and

(3)	if despite clause 5.4(b)(2) it has any Encumbrance or other interest in the Controlled Account, that Encumbrance or other interest is subordinated in right and priority of payment to the Secured Party's Encumbrance or other interest and will not be exercised without the Secured Party’s consent; and

(4)	it agrees that the laws specified in clause 12.5 will govern the Secured Party’s security Interest in the Controlled Account.

5.5	Distributions

(a)	If an Event of Default occurs, the Grantor must deposit, or cause to be deposited, all Distributions in the Controlled Account.

(b)	The Grantor must give all notices and directions and execute all necessary documents as requested by the Secured Party to ensure clause 5.5(a) is complied with.

(c)	A Power created under this clause 5.5 is not waived by any failure or delay in exercise, or by the partial exercise, of that Power.

5.6	Other Additional Rights

(a)	The Grantor must acquire, at its own cost, any Additional Rights (other than Distributions) it is entitled to acquire.

(b)	The Grantor must immediately notify the Secured Party as soon as the Grantor becomes aware of any entitlement to any Additional Rights.

5.7	Performance under the Finance Documents

(a)	The Grantor must fully and punctually perform its obligations under each Finance Document.

(b)	Without limiting clause 5.7(a), the Grantor must pay the Secured Moneys to the Secured Party in accordance with this deed, each other Finance Document and each other obligation under which the Secured Moneys are payable.

(c)	The Grantor must ensure that no Event of Default occurs. Without affecting the liability of the Grantor or the Powers in any other respect (including where a breach of this clause 5.7(c) is also a breach of another provision of a Finance Document), the Grantor is not liable in damages for breach of this clause 5.7(c) but the Secured Party may exercise its Powers consequent upon or following that breach.

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5 Undertakings of the Grantor

5.8	Notices to the Secured Party

In addition to its obligations in any other Finance Document, the Grantor must notify the Secured Party as soon as the Grantor becomes aware of any data contained in a registration under the PPSA with respect to the Mortgage being or becoming incorrect.

5.9	Negative pledge

The Grantor must not:

(a)	sell, assign, transfer or otherwise dispose of or part with possession of;

(b)	create or allow to exist or agree to any Encumbrance over; or

(c)	attempt to do anything listed in clause 5.9(a) and 5.9(b) in respect of,

any of the Mortgaged Property except to the extent expressly permitted by any Finance Document.

5.10	Further assurances

The Grantor must:

(a)	do anything which the Secured Party reasonably requests to:

(1)	ensure, or enable the Secured Party to ensure, that this deed, the Mortgage, or any Power is fully effective, enforceable and perfected with the contemplated priority;

(2)	more satisfactorily assure, mortgage or secure to the Secured Party the Mortgaged Property in a manner consistent with the Finance Documents; or

(3)	aid the exercise of any Power,

including executing any document, delivering Title Documents, executing and delivering blank transfers or giving notice of the Mortgage to any third party;

(b)	without limiting clause 5.10(a), when the Secured Party requests, execute:

(1)	a legal mortgage in favour of the Secured Party over any of the Mortgaged Property which is a Certificated Security; and

(2)	any other form of security which the Secured Party considers appropriate for the Mortgaged Property,

each in form and substance required by the Secured Party;

(c)	without limiting clause 5.10(a), cause a third party to provide any Authorisation or take any other action (including executing any document) required to give effect to clause 5.10(a).

5.11	Title Documents for Certificated Securities

(a)	The Grantor must deposit with the Secured Party, or as the Secured Party directs:

(1)	all the Title Documents in respect of any of the Mortgaged Property which is a Certificated Security immediately after the creation of the Mortgage over that Mortgaged Property or the acquisition of any asset which forms part of the Mortgaged Property and which is a Certificated Security; and

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5 Undertakings of the Grantor

(2)	transfers in a form and of substance acceptable to the Secured Party, of such of the Mortgaged Property that constitutes Certificated Securities executed by the Grantor with the name of the transferee, the consideration and the date of transfer and execution left blank.

(b)	Subject to clause 5.11(c), the Secured Party may retain the Title Documents and transfers deposited with the Secured Party until the Mortgage is discharged under clause 3.

(c)	If the Mortgage is enforced by the Secured Party, the Secured Party, a Receiver or Attorney is entitled:

(1)	to deal with the Title Documents and to complete any transfers as if it was the absolute and unencumbered owner of the Mortgaged Property to which the Title Documents relate; and

(2)	in exercising a power of sale, to deliver any Title Document or transfers to a purchaser of the Mortgaged Property to which it relates.

(d)	While Title Documents for Mortgaged Property are, or in accordance with this deed, should be lodged with the Secured Party, the Grantor must not elect to convert evidence of the Mortgaged Property from certificates to an uncertificated mode for the purposes of any automated transfer system operated by ASX Limited or for any other purpose.

(e)	If the Grantor makes any election referred to in clause 5.11(d), the Secured Party may treat it as having no effect.

(f)	The Grantor must ensure that the share register and any branch register for each Relevant Corporation is located in Australia.

5.12	Irrevocable direction for Certificated Securities

The Grantor must execute and deliver to the Secured Party on the date of this deed (or before such later date as the Secured Party may agree in writing) the document in the form and substance of Schedule 3 in respect of the Mortgaged Property which is constituted by Certificated Securities.

5.13	Perfection, registration and protection of security

(a)	The Grantor must ensure that:

(1)	the Mortgage is perfected in relation to all the Mortgaged Property subject to it in all jurisdictions; and

(2)	this deed and the Mortgage are registered and filed in all registers in all jurisdictions in which it must be perfected, registered and filed, to ensure its enforceability, validity, perfection and priority against all persons and to be effective as a security.

(b)	Whenever the Secured Party requires that a Mortgage be perfected in a particular way in relation to any part of the Mortgaged Property, the Grantor must ensure that the Mortgage is perfected in that way.

(c)	The Grantor will not be in breach of its obligation under this clause 5.13 and its representation and warranty under clause 4.1(d)(2) will not be incorrect or misleading if the Secured Party fails to take any action which can only be taken by the Secured Party to enable the Mortgage to be perfected as required under this clause 5.13, after written request from the Grantor to take that action.

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6 Enforcement

(d)	Whenever any part of the Mortgaged Property is transferred to or retained in a place where this deed or the Mortgage, because of an increase in the Secured Moneys or otherwise, bears insufficient stamp duty or is not registered or recorded, or for any other reason is of limited or of no force or effect, unenforceable, inadmissible in evidence or of reduced priority, the Grantor must within 14 days after that transfer or retention ensure that:

(1)	this deed is stamped to the satisfaction of the Secured Party;

(2)	this deed is in full force and effect, enforceable, perfected, admissible in evidence and not of reduced priority; and

(3)	this deed and the Mortgage are registered in that place, or that part of the Mortgaged Property is removed from that place.

5.14	Term of undertakings

Each of the Grantor’s undertakings in this clause 5 continues in full force and effect from the date of this deed until the Mortgage in respect of all the Mortgaged Property is discharged under clause 3.

6	Enforcement

6.1	When enforceable

(a)	If an Event of Default occurs:

(1)	the Mortgage and each Collateral Security are immediately enforceable without the need for any demand or notice to be given to the Grantor or any other person;

(2)	the Secured Moneys are immediately due and payable without the need for any demand or notice to be given to the Grantor or any other person other than a notice expressly required by a Finance Document; and

(3)	the right of the Grantor to deal, for any purpose, with any of the Mortgaged Property, other than by or through a Receiver appointed under this deed, immediately ceases without the need for any demand or notice to be given to the Grantor or any other person.

(b)	The Secured Party agrees that it will not exercise any Power to enforce the Mortgage under Chapter 4 of the PPSA until an Event of Default occurs.

6.2	Assistance in realisation

After the Mortgage has become enforceable, the Grantor must take all action required by the Secured Party, Receiver or Attorney to assist any of them to realise the Mortgaged Property and exercise any Power including:

(a)	executing all transfers, conveyances, assignments and assurances of any of the Mortgaged Property;

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7 Receiver

(b)	doing anything necessary or desirable under the law in force in any place where the Mortgaged Property is situated ; and

(c)	giving all notices, orders, directions and consents which the Secured Party, Receiver or Attorney thinks expedient.

6.3	Postponing or delaying realisation or enforcement

The Secured Party, a Receiver or Attorney may postpone or delay the exercise of any Power for such period as the Secured Party, Receiver or Attorney may in its absolute discretion decide.

7	Receiver

7.1	Appointment of Receiver

If an Event of Default occurs, the Secured Party may at any time after its occurrence:

(a)	appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of the Mortgaged Property;

(b)	remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

(c)	fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Mortgaged Property.

7.2	Agency of Receiver

(a)	Subject to clause 7.5, each Receiver is the agent of the Grantor.

(b)	The Grantor is responsible for the acts, defaults and remuneration of the Receiver.

7.3	Powers of Receiver

Subject to any express exclusion by the terms of the Receiver’s appointment, the Receiver has, in addition to any powers conferred on the Receiver by applicable law, and whether or not in possession of the Mortgaged Property or any part of it, the following powers:

(a)	Manage, possession or control: to manage, take possession of Title Documents or assume control of any of the Mortgaged Property;

(b)	sale: to sell or concur in selling any of the Mortgaged Property to any person:

(1)	by auction, private treaty or tender;

(2)	on such terms and special conditions as the Secured Party or the Receiver thinks fit;

(3)	for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(4)	in conjunction with the sale of any property by any other person; and

(5)	in one lot or in separate parcels,

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7 Receiver

and to complete a share transfer in favour of the Secured Party or any other person designated by the Secured Party;

(c)	grant options to purchase: to grant to any person an option to purchase any of the Mortgaged Property;

(d)	acquire property: to acquire any interest in any property, in the name or on behalf of the Grantor, which on acquisition forms part of the Mortgaged Property;

(e)	borrowings and security:

(1)	to raise or borrow any money, in its name or the name, or on behalf of the Grantor, from the Secured Party or any person approved by the Secured Party in writing; and

(2)	to secure money raised or borrowed under clause 7.3(e)(1) by an Encumbrance over any of the Mortgaged Property, ranking in priority to, equal with, or after, the Mortgage or any Collateral Security;

(f)	income and bank accounts: to do anything to manage or obtain income from any of the Mortgaged Property including operating any bank account which forms part of the Mortgaged Property or opening and operating a new bank account;

(g)	compromise: to make or accept any compromise or arrangement;

(h)	surrender Mortgaged Property: to surrender or transfer any of the Mortgaged Property to any person;

(i)	exchange Mortgaged Property: to exchange with any person any of the Mortgaged Property for any other property whether of equal value or not;

(j)	employ or discharge: to employ or discharge any person as an employee, contractor, agent or professional advisor for any of the purposes of this deed;

(k)	delegate: to delegate to any person any Power of the Receiver;

(l)	perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Grantor under, or otherwise obtain the benefit of:

(1)	any document, agreement or right which attaches to or forms part of the Mortgaged Property; and

(2)	any document or agreement entered into in exercise of any Power by the Receiver;

(m)	receipts: to give receipts for all moneys and other assets which may come into the hands of the Receiver;

(n)	take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Grantor, any proceedings including proceedings in relation to any insurance in respect of any of the Mortgaged Property;

(o)	insolvency proceedings: to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including attending and voting at creditors’ meetings and appointing proxies for those meetings;

(p)	execute documents: to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Grantor for any of the purposes of this deed;

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7 Receiver

(q)	rights: to exercise any right, power, authority, discretion or remedy in respect of the Mortgaged Property including:

(1)	any voting right or power;

(2)	the acceptance of any rights issue or other Additional Right;

(3)	proving in any liquidation, scheme of arrangement or other composition for or arrangement with a member or any secured or unsecured creditor and whether or not under an order of the court;

(4)	consenting on behalf of the Grantor in respect of the proof referred to in clause 7.3(q)(3); and

(5)	receiving all Distributions;

(r)	ability of Grantor: to do anything the Grantor could do in relation to the Mortgaged Property; and

(s)	incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

7.4	Nature of Receiver’s Powers

The Powers of the Receiver must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

7.5	Status of Receiver after commencement of winding up

(a)	The power to appoint a Receiver under clause 7.1 may be exercised even if, at the time an Event of Default occurs or at the time when a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Grantor.

(b)	If for any reason, including operation of law, a Receiver:

(1)	appointed in the circumstances described in clause 7.5(a); or

(2)	appointed at any other time,

ceases to be the agent of the Grantor upon or by virtue of, or as a result of, an order being made or a resolution being passed for the winding up of the Grantor, then the Receiver immediately becomes the agent of the Secured Party.

7.6	Powers exercisable by the Secured Party

(a)	Whether or not a Receiver is appointed under clause 7.1, the Secured Party may, on or after the occurrence of an Event of Default and without giving notice to any person, exercise any Power that could be conferred on a Receiver in addition to any Power of the Secured Party.

(b)	The exercise of any Power by the Secured Party, Receiver or Attorney does not cause or deem the Secured Party, Receiver or Attorney:

(1)	to be a mortgagee in possession;

(2)	to account as mortgagee in possession; or

(3)	to be answerable for any act or omission for which a mortgagee in possession is liable.

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8 Application and receipts of money

7.7	Set off

If any Event of Default is subsisting, the Secured Party may apply any credit balance in any currency in any of the Grantor’s accounts with the Secured Party in and towards satisfaction of any of the Secured Moneys.

7.8	Notice of exercise of rights

The Secured Party, Receiver or Attorney is not required:

(a)	to give notice of the Mortgage or any Collateral Security to any debtor or creditor of the Grantor or to any other person;

(b)	to enforce payment of any money payable to the Grantor including any of the debts or monetary liabilities charged by this deed or by any Collateral Security; or

(c)	to obtain the consent of the Grantor to any exercise of a Power.

7.9	Termination of receivership and possession

The Secured Party may, at any time, terminate the appointment of a Receiver and may, at any time, give up, or re-take, possession of the Mortgaged Property.

8	Application and receipts of money

8.1	Order of application

(a)	At any time after the Mortgage is enforceable, all money received by the Secured Party, Receiver, Attorney or any other person acting on their behalf under this deed or any Collateral Security may be appropriated and applied towards any amount and in any order that the Secured Party, Receiver, Attorney or that other person determines in its absolute discretion, to the extent not prohibited by law.

(b)	Failing a determination under clause 8.1(a), the money must be applied in the following manner and order:

(1)	first, in payment of all costs, charges and expenses (including any GST) of the Secured Party, Receiver or Attorney incurred in or incidental to the exercise or performance or attempted exercise or performance of any Power;

(2)	second, in payment of any other outgoings the Secured Party, Receiver or Attorney thinks fit to pay;

(3)	third, in payment to the Receiver of his remuneration;

(4)	fourth, in payment and discharge, in order of their priority, of any Encumbrances of which the Secured Party, Receiver or Attorney is aware and which have priority to the Mortgage;

(5)	fifth, in payment to the Secured Party towards satisfaction of the Secured Moneys and applied against interest, principal or any other amount the Secured Party, Receiver or Attorney thinks fit;

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8 Application and receipts of money

(6)	sixth, in payment only to the extent required by law, in order of their priority, of other Encumbrances in respect of the Mortgaged Property of which the Secured Party, Receiver or Attorney is aware and which are due and payable in accordance with their terms;

(7)	seventh, in payment of the surplus, if any, without interest to the Grantor, and the Secured Party, Receiver or Attorney may pay the surplus to the credit of an account in the name of the Grantor in the books of any bank carrying on business within Australia and having done so is under no further liability in respect of that surplus.

(c)	Any amount required by law to be paid in priority to any amount specified in clause 8.1(b) must be paid before any money is applied in payment of the amount specified in clause 8.1(b).

8.2	Money actually received

In applying any money towards satisfaction of the Secured Moneys the Grantor is to be credited only with so much of the money which is available for that purpose (after deducting any GST imposed) and which is actually received by the Secured Party, Receiver or Attorney. The credit dates from the time of receipt.

8.3	Amounts contingently due

(a)	If at the time of a distribution of any money under clause 8.1 any part of the Secured Moneys is contingently owing to the Secured Party, the Secured Party, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

(b)	If the Secured Party, Receiver or Attorney retains any amount under clause 8.3(a), it must place that amount on short- term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Secured Party, Receiver or Attorney must:

(1)	pay to the Secured Party the amount which has become actually due to it; and

(2)	apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 8.1.

8.4	Notice of an Encumbrance

(a)	If the Secured Party receives actual or constructive notice of an Encumbrance over the Mortgaged Property or of the perfection of an Encumbrance, the Secured Party:

(1)	may open a new account in the name of the Grantor in its books; or

(2)	is regarded as having opened a new account in the name of the Grantor in its books,

on the date it received or was regarded as having received notice of the Encumbrance or perfection.

(b)	From the date on which that new account is opened or regarded as opened:

(1)	all payments made by the Grantor to the Secured Party; and

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8 Application and receipts of money

(2)	all financial accommodation and advances by the Secured Party to the Grantor,

are or are regarded as credited and debited, as the case may be, to the new account unless otherwise specified by the Secured Party.

(c)	The payments by the Grantor under clause 8.4(b) must be applied in the manner determined by the Secured Party or, failing a determination:

(1)	first, in reduction of the debit balance, if any, in the new account; and

(2)	second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

8.5	Secured Party’s statement of indebtedness

A certificate signed by any Officer of the Secured Party stating:

(a)	the amount of the Secured Moneys due and payable; or

(b)	the amount of the Secured Moneys, whether currently due and payable or not,

is sufficient evidence of that amount as at the date stated on the certificate, or failing that as at the date of the certificate, unless the contrary is proved.

8.6	Secured Party’s receipts

(a)	The receipt of any Officer of the Secured Party for any money payable to or received by the Secured Party under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

(b)	Every receipt of an Officer of the Secured Party effectually discharges the payer from:

(1)	any future liability to pay the amount specified in the receipt; and

(2)	being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

8.7	Conversion of currencies on application

In making an application under clause 8.1, the Secured Party, Receiver or Attorney may itself, or through its bankers, purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.

8.8	Amounts payable on demand

If an amount payable under a Finance Document is not expressed to be payable on a specified date, that amount is payable by the Grantor on demand by the Secured Party.

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9 Power of Attorney

9	Power of Attorney

9.1	Appointment of Attorney

In consideration of the Secured Party entering into the Finance Documents and for other consideration received, the Grantor irrevocably appoints the Secured Party and each Receiver severally its Attorney for the purposes set out in clause 9.2.

9.2	Purposes of appointment

The Attorney may, in its name or in the name of the Grantor, Secured Party or Receiver do any of the following:

(a)	do any thing which ought to be done by the Grantor under this deed or any other Finance Document;

(b)	exercise any right, power, authority, discretion or remedy of the Grantor under:

(1)	this deed;

(2)	any other Finance Document; or

(3)	any agreement forming part of the Mortgaged Property;

(c)	do any thing which in the opinion of the Secured Party, Receiver or Attorney is necessary or expedient for securing or perfecting the Mortgage and any Collateral Security;

(d)	execute in favour of the Secured Party any legal mortgage, transfer, assignment and any other assurance of any of the Mortgaged Property;

(e)	execute deeds of assignment, composition or release;

(f)	do all things necessary to enable a transfer to be registered in favour of the Secured Party, its nominee or any other person as the Secured Party directs and deliver any Title Documents as the Secured Party directs;

(g)	sell or otherwise part with the possession of any of the Mortgaged Property; and

(h)	generally, do any other thing, whether or not of the same kind as those set out in clause 9.2(a) to 9.2(g), which in the opinion of the Secured Party, Receiver or Attorney is necessary or expedient:

(1)	to more satisfactorily secure to the Secured Party the payment of the Secured Moneys; or

(2)	in relation to any of the Mortgaged Property.

9.3	Exercise after Event of Default

An Attorney must not exercise any Power under clause 9.2 until an Event of Default occurs but a breach of this clause 9.3 does not affect the validity of the Attorney’s act.

9.4	Delegation and substitution

The Attorney may appoint a substitute attorney.

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10 Protection

10	Protection

10.1	Protection of third parties

(a)	No person dealing with the Secured Party, Receiver or Attorney is bound to enquire whether:

(1)	the Mortgage has become enforceable;

(2)	the Receiver or Attorney is duly appointed; or

(3)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Secured Party, Receiver or Attorney is affected by express notice that the exercise of any Power was unnecessary or improper.

(c)	The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by the Grantor and this deed and is valid.

10.2	Protection of the Secured Party, Receiver and Attorney

(a)	The Secured Party, Receiver or Attorney is not liable for any loss or damage, including consequential loss or damage, arising directly or indirectly from:

(1)	any omission or delay in the exercise or non exercise of any Power; or

(2)	the neglect, default or dishonesty of any manager, Officer, employee, agent, accountant, auctioneer or solicitor of the Grantor, the Secured Party, the Receiver or Attorney.

(b)	Clause 10.2(a) does not apply:

(1)	in respect of the Secured Party, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Secured Party; and

(2)	in respect of a Receiver or Attorney, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Receiver or Attorney.

11	Saving provisions

11.1	Statutory powers

(a)	Subject to clause 11.1(b), the powers of the Secured Party under this deed or any Collateral Security are in addition to any powers the Secured Party has under applicable law.

(b)	If the Secured Party exercises a Power in connection with this deed, that exercise is taken not to be an exercise of a Power under the PPSA unless the Secured Party states otherwise at the time of exercise. However, this clause 11.1(b) does not apply to a right, power or remedy which can only be exercised under the PPSA.

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11 Saving provisions

11.2	No notice required unless mandatory

To the extent the law permits, the Grantor waives:

(a)	its rights to receive any notice that is required by:

(1)	any provision of the PPSA (including a notice of a verification statement); or

(2)	any other law, before a secured party or Receiver exercises a right, power or remedy; and

(b)	any time period that must otherwise lapse under any law before a secured party or receiver exercises a right, power or remedy.

If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer).

However, nothing in this clause prohibits the Secured Party or any Receiver from giving a notice under the PPSA or any other law.

11.3	Continuing security

The Mortgage is a continuing security despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

and remains in full force and effect until the Secured Party has given a discharge of the Mortgage in respect of all the Mortgaged Property under clause 3.

11.4	No merger of security

(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

(1)	any Encumbrance or indemnity in favour of the Secured Party contained in any Finance Document; or

(2)	any Power.

(b)	No other Encumbrance or Finance Document which the Secured Party has the benefit of in any way prejudicially affects any Power.

11.5	Exclusion of moratorium

Without limiting clause 11.6 to the extent not excluded by law, a provision of any legislation (other than a provision of the PPSA mentioned in section 115(1) of the PPSA) which directly or indirectly:

(a)	lessens, varies or affects in favour of the Grantor any obligations under this deed or any Finance Document;

(b)	stays, postpones or otherwise prevents or prejudicially affects the exercise by the Secured Party, Receiver or Attorney of any Power; or

(c)	confers any right on the Grantor or imposes any obligation on the Secured Party or a Receiver or Attorney in connection with the exercise of any Power,

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11 Saving provisions

is negatived and excluded from this deed and any Finance Document and all relief and protection conferred on the Grantor by or under that legislation is also negatived and excluded.

11.6	Exclusion of PPSA provisions

To the extent the law permits:

(a)	the provisions of the PPSA specified in section 115(1) of that Act (except sections 121(4) (enforcement of security interests in liquid assets-notice to higher priority parties and grantor), 123 (right to seize collateral), 128 (secured party may dispose of collateral), 129 (disposal by purchase), 134 (retention of collateral), 135 (notice of retention)) are excluded in full and will not apply to the Mortgage;

(b)	in the circumstances permitted under section 115(7) of the PPSA, sections 132 (secured party to give statement of account) and 137(3) (obligation to sell) of the PPSA are also excluded and will not apply to the Mortgage; and

(c)	the Grantor agrees not to exercise its rights to make any request of the Secured Party under section 275 of the PPSA, to authorise the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non-disclosure under that section.

11.7	Conflict

Where any right, power, authority, discretion or remedy of the Secured Party, Receiver or an Attorney under this deed or any Finance Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, the powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

11.8	Consent of Secured Party

(a)	Whenever the doing of any thing by the Grantor is dependent upon the consent or approval of the Secured Party, the Secured Party may withhold its consent or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Finance Document.

(b)	Any conditions imposed on the Grantor under clause 11.8(a) must be complied with by the Grantor.

11.9	Completion of blank securities

(a)	The Secured Party, a Receiver, Attorney or any Officer of the Secured Party may complete, in favour of the Secured Party, any appointee of the Secured Party or any purchaser, any instrument executed in blank by or on behalf of the Grantor and deposited with the Secured Party as security under this deed or under any Collateral Security.

(b)	The Secured Party, a Receiver, Attorney or any Officer of the Secured Party must not exercise any Power under clause 11.9(a) until an Event of Default occurs but a breach of this clause 11.9(b) does not affect the validity of the act of the Secured Party, Receiver, Attorney or Officer of the Secured Party.

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12 General

11.10	Principal obligations

The Mortgage and each Collateral Security is:

(a)	a principal obligation and is not ancillary or collateral to any other Encumbrance (other than another Collateral Security) or other obligation; and

(b)	independent of, and unaffected by, any other Encumbrance or other obligation which the Secured Party may hold at any time in respect of the Secured Moneys.

11.11	No obligation to marshal

Before the Secured Party enforces the Mortgage, it is not required, to marshal or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Encumbrance or Collateral Security held, at any time, by the Secured Party; or

(b)	any moneys or assets which the Secured Party, at any time, holds or is entitled to receive.

11.12	Non-avoidance

If any payment by the Grantor to the Secured Party is at any time avoided for any reason including any legal limitation, disability or incapacity of or affecting the Grantor or any other thing, and whether or not:

(a)	any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of the Secured Party,

the Grantor:

(c)	as an additional, separate and independent obligation, indemnifies the Secured Party against that avoided payment; and

(d)	acknowledges that any liability of the Grantor under the Finance Documents and any Power is the same as if that payment had not been made.

11.13	Increase in financial accommodation

The Secured Party may at any time increase the financial accommodation provided under any Finance Document or otherwise provide further financial accommodation.

12	General

12.1	Confidential information

The Secured Party must not disclose to any person:

(a)	this Deed; or

(b)	any information about the Grantor,

except as permitted in the Principal Agreement.

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12 General

12.2	Performance by Secured Party of the Grantor’s obligations

If the Grantor defaults in fully and punctually performing any obligation contained or implied in any Finance Document, the Secured Party may, without prejudice to any Power, do all things necessary or desirable, in the opinion of the Secured Party, to make good or attempt to make good that default to the satisfaction of the Secured Party.

12.3	Grantor to bear cost

Any thing which must be done by the Grantor under this deed, whether or not at the request of the Secured Party, must be done at the cost of the Grantor.

12.4	Notices

Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be given in accordance with the notice requirements of the Principal Agreement.

12.5	Governing law and jurisdiction

(a)	This deed is governed by the laws of Victoria, Australia.

(b)	The parties irrevocably submit to the non exclusive jurisdiction of the courts of Victoria, Australia.

(c)	The parties irrevocably waive any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)	The parties irrevocably waive any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

(e)	The Grantor appoints Discovery Energy SA Pty Ltd of Level 8, 350 Collins Street, Melbourne, 3000 in relation to proceedings in Victoria as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of the relevant jurisdiction.

12.6	Prohibition and enforceability

(a)	Any provision of, or the application of any provision of, any Finance Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)	Any provision of, or the application of any provision of, any Finance Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

12.7	Waivers

(a)	Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

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12 General

(1)	a right arising from a breach of this deed or the occurrence of an Event of Default; or

(2)	a Power created or arising upon default under this deed or upon the occurrence of an Event of Default,

does not result in a waiver of that right or Power.

(c)	A party is not entitled to rely on a delay in the exercise or non exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

12.8	Variation

A variation of any term of this deed must be in writing and signed by the parties.

12.9	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Secured Party, Receiver or Attorney.

12.10	Assignment

(a)	Subject to any Finance Document, the Secured Party may assign its rights under this deed and each Collateral Security without the consent of the Grantor.

(b)	The Grantor may not assign any of its rights under this deed or any Collateral Security without the prior written consent of the Secured Party.

12.11	Counterparts

This deed may be executed in any number of counterparts. All counterparts taken together constitute one instrument. A party may execute this deed by signing any counterpart.

12.12	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

Specific Security Agreement (Shares) page 28

Schedules

Table of contents

Notice details	30

Notice of lodgment of Deposit Documents	31

Irrevocable direction from Grantor	32

Specific Security Agreement (Shares) page 29

Schedule 1

Notice details

Discovery Energy Corp.

Address	One Riverway Drive, Suite 1700, Houston, Texas 77056

Attention	Keith Spickelmier

Phone	(713) 248-5981

Fax	(713) 622-1937

Email	kspickelmier1@comcast.net and kjm@discoveryenergy.com

DEC Funding LLC

Address	c/o Avista Capital Partners, 1000 Louisiana Street, Suite 3700, Houston, Texas 77002

Attention	Steven Webster

Phone	(713) 328-1051

Fax	(713) 328-1097

Email	webster@avistacap.com

Specific Security Agreement (Shares) page 30

Schedule 2

Notice of lodgment of Deposit Documents

Clause 2.1(b)(2)

To: DEC Funding LLC

We refer to the Specific Security Agreement (Shares) dated 27 May 2016 between you and us (Mortgage).

Attached to this notice is the Share Certificate for Discovery Energy SA Pty Ltd which we now lodge with you for the purposes of the Mortgage as required by clause 2.1(b) of the Mortgage.

We represent and warrant to you that the equity capital of Discovery Energy SA Limited is fully represented by 1,000,000 Ordinary Fully Paid Shares and that we are registered as the holder of 1,000,000 Ordinary Fully Paid Shares.

date ►	May 27, 2016

Executed for Discovery Energy Corp. by its authorised signatory:

sign here ►	/s/ Michael D. Dahlke

Specific Security Agreement (Shares) page 31

Schedule 3

Irrevocable direction from Grantor

Clause 5.12 (Irrevocable direction)

DISCOVERY ENERGY CORP.

May 27, 2016

The Share Registrar

Discovery Energy SA Pty Ltd (Company)

Dear Sir

We refer to the 1,000,000 Ordinary Fully Paid Shares (Shares) that we acquired in the Company on 15 May 2012.

Under section 1071H of the Corporations Act you are irrevocably directed to deliver to DEC Funding LLC (at [insert address of Secured Party], Attention: [insert details of to whose attention the share scrip should be delivered]) all certificates and other documents of title in relation to the Shares, and any shares, debentures or interests issued or made available in relation to the Shares.

Yours faithfully

for and on behalf of

Discovery Energy Corp.

/s/ Michael D. Dahlke
Attorney/Director

print name

Specific Security Agreement (Shares) page 32

Signing page

Executed as a deed

Grantor

Signed by Discovery Energy Corp. by

sign here ►	/s/ Keith D. Spickelmier
Authorised Signatory

print name

in the presence of:

sign here ►
witness

print name

Specific Security Agreement (Shares) page 33

Secured Party

Signed sealed and delivered for DEC Funding LLC

sign here ►	/s/ Steven Webster
Authorised Signatory

print name

in the presence of

sign here ►
Witness

print name

print address

Specific Security Agreement (Shares) page 34